Exhibit 24.1

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; MICHAEL D. STORNANT; BRENDAN M. GIBBONS, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2016, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

April 13, 2016	/s/ Jeffrey M. Boromisa
Jeffrey M. Boromisa

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; MICHAEL D. STORNANT; BRENDAN M. GIBBONS, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2016, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

April 13, 2016	/s/ William K. Gerber
William K. Gerber

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; MICHAEL D. STORNANT; BRENDAN M. GIBBONS, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2016, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

April 14, 2016	/s/ Joseph R. Gromek
Joseph R. Gromek

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; MICHAEL D. STORNANT; BRENDAN M. GIBBONS, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2016, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

April 13, 2016	/s/ David T. Kollat
David T. Kollat

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; MICHAEL D. STORNANT; BRENDAN M. GIBBONS, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2016, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

April 13, 2016	/s/ Nicholas T. Long
Nicholas T. Long

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; MICHAEL D. STORNANT; BRENDAN M. GIBBONS, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2016, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

April 13, 2016	/s/ Timothy J. O’Donovan
Timothy J. O’Donovan

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; MICHAEL D. STORNANT; BRENDAN M. GIBBONS, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2016, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

April 13, 2016	/s/ Michael A. Volkema
Michael A. Volkema